UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 8, 2007
                Date of Report (Date of earliest event reported)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
                (Exact name of registrant as specified in its charter)

          Maryland                         1-4141               13-1890974
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
_ Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d- 2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))
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Item 8.01     Other Events

On August 8, 2007, The Great Atlantic & Pacific Tea Company, Inc. (the "Company"), issued a press release announcing that on August 7, 2007, A&P and Pathmark Stores Inc. entered into an agreement with the Federal Trade
Commission ("FTC") providing that, subject to certain conditions, A&P and Pathmark will not consummate A&P's acquisition of Pathmark prior to 11:59 p.m. on September 25, 2007. A copy of the press release is attached hereto as Exhibit 99.1.



(c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.              Description
                                       ----------------------------------------

                  99.1                 Press Release dated August 8, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 8, 2007


                             THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                             By:    /s/ Allan Richards
                                    --------------------------------------
                                    Allan Richards, Senior Vice President,
                                    Human Resources, Labor Relations, Legal
                                    Services & Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1     Press release dated August 8, 2007

                                                                  Exhibit 99.1

                                                                  A&P CONTACTS
                                                                  ------------
                                                                    Investors:
                                    William J. Moss, Vice President, Treasurer
                                                                (201) 571-4019
                                                                        Press:
                             Richard De Santa, Senior Director, Communications
                                                                (201) 571-4495


A&P, Pathmark Enter into Extension of Timing Agreement with the FTC

MONTVALE, N.J. (August 8, 2007) -- The Great Atlantic & Pacific Tea Company, Inc. (A&P) (NYSE:GAP) announced that on August 7, 2007, A&P and Pathmark Stores Inc. (Pathmark) (NASDAQ:PTMK) entered into an agreement with the Federal Trade Commission ("FTC") providing that, subject to certain conditions, A&P and Pathmark will not consummate A&P's acquisition of Pathmark prior to 11:59 p.m. on September 25, 2007.

As previously disclosed, both Tengelmann (A&P's majority shareholder) and Pathmark received Second Requests from the FTC on April 18, 2007, and subsequently entered into a timing agreement with the FTC. The issuance of the Second Requests effectively extended the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), during which A&P and Pathmark may not consummate the proposed acquisition. Under the timing agreement, A&P and Pathmark agreed, subject to certain conditions, that they would not consummate A&P's acquisition of Pathmark for at least 60 days following the date that A&P and Pathmark substantially comply with the Second Requests. A&P and Pathmark announced on July 16, 2007 that both parties had submitted certificates of substantial compliance to the FTC on July 13, 2007.

A&P and Pathmark are continuing to cooperate with the FTC.


About The Great Atlantic & Pacific Tea Company, Inc.
----------------------------------------------------

Founded in 1859, A&P is one of the nation's first supermarket chains. A&P operates 337 stores in eight states and the District of Columbia under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Sav-A-Center and Food Basics. Additional information about A&P may be found at its web site, www.aptea.com.


About Pathmark Stores Inc.
--------------------------

Pathmark is a regional supermarket chain currently operating 141 supermarkets in the New York, New Jersey and Philadelphia metropolitan areas. Additional information about Pathmark may be found at its web site, www.pathmark.com.

This release contains forward-looking statements about the future performance of A&P and Pathmark, which are based on management's assumptions and beliefs in light of the information currently available to it. A&P and Pathmark assume no obligation to update the information contained herein. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements including, but not limited to: statements about the anticipated closing of the merger and the expected future business and financial performance of A&P and Pathmark resulting from and following the merger; competitive practices and pricing in the food industry generally and particularly in A&P's and Pathmark's principal markets; A&P's and Pathmark's relationships with their employees and the terms of future collective bargaining agreements; the costs and other effects of legal and administrative cases and proceedings; the nature and extent of continued consolidation in the food industry; changes in the financial markets which may affect A&P's and Pathmark's cost of capital and the ability of A&P and Pathmark to access capital; supply or quality control problems with A&P's and Pathmark's vendors; and changes in economic conditions which affect the buying patterns of A&P's and Pathmark's customers.


Additional Information and Where to Find It
-------------------------------------------

In connection with the acquisition of Pathmark by A&P, A&P filed with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and A&P intends to file other relevant materials regarding the proposed transaction with the SEC. The final joint proxy statement/prospectus will be mailed to the stockholders of A&P and Pathmark. INVESTORS AND SECURITY HOLDERS OF A&P AND PATHMARK ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT A&P, PATHMARK AND THE MERGER. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by A&P and Pathmark with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by A&P by directing a request to: The Great Atlantic & Pacific Tea Company, Inc., 2 Paragon Drive, Montvale, NJ 07645, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Pathmark by contacting Pathmark Stores, Inc., 200 Milik Street, Carteret, NJ 07008, Attn. Investor Relations.

A&P, Pathmark and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the merger. Information about the executive officers and directors of Pathmark and the number of shares of Pathmark's common stock beneficially owned by such persons is set forth in the proxy statement for Pathmark's 2007 Annual Meeting of Stockholders which was filed with the SEC on May 11, 2007. Information about the executive officers and directors of A&P and the number of shares of A&P's common stock beneficially owned by such persons is set forth in the proxy statement for A&P's 2007 Annual Meeting of Stockholders which was filed with the SEC on May 25, 2007. Investors may obtain additional information regarding the direct and indirect interests of Pathmark, A&P and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.